Vanguard® Mid-Cap Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.4%)
Communication Services (12.6%)
*	Spotify Technology SA	210,133	105,054
*	Live Nation Entertainment Inc.	552,152	96,146
	TKO Group Holdings Inc.	390,710	71,035
*	Reddit Inc. Class A	483,578	68,025
			340,260
Consumer Discretionary (12.3%)
*	DoorDash Inc. Class A	464,582	91,132
*	Coupang Inc.	4,866,037	79,560
*	Chipotle Mexican Grill Inc.	1,674,254	62,316
*	Carvana Co.	780,240	48,656
*,1	Norwegian Cruise Line Holdings Ltd.	1,485,653	27,529
	Wingstop Inc.	160,975	20,844
			330,037
Energy (3.6%)
	Targa Resources Corp.	194,823	52,675
	Valero Energy Corp.	138,505	43,338
			96,013
Financials (6.5%)
*	Affirm Holdings Inc.	1,159,088	82,887
	FirstCash Holdings Inc.	202,064	41,223
*	SoFi Technologies Inc.	1,571,178	25,626
*	Robinhood Markets Inc. Class A	278,423	24,100
			173,836
Health Care (10.0%)
	Cencora Inc.	236,322	73,576
*	IDEXX Laboratories Inc.	63,126	35,292
*	Revolution Medicines Inc.	159,681	29,945
*	Guardant Health Inc.	160,143	25,942
*	Insulet Corp.	155,346	25,686
*	Alnylam Pharmaceuticals Inc.	110,193	22,647
*	Alphatec Holdings Inc.	2,196,274	20,908
*	Natera Inc.	70,668	18,922
*	Insmed Inc.	169,834	16,746
			269,664
Industrials (17.0%)
	Westinghouse Air Brake Technologies Corp.	251,575	73,173
	FTAI Aviation Ltd.	317,882	65,484
*	Bloom Energy Corp. Class A	303,712	62,507
	EMCOR Group Inc.	66,925	53,368
*	Grab Holdings Ltd. Class A	13,896,241	48,637
*	Rocket Lab Corp.	672,759	43,696
	Howmet Aerospace Inc.	141,809	40,027
	Rockwell Automation Inc.	77,029	36,980
	BWX Technologies Inc.	207,526	35,009
			458,881
Information Technology (33.5%)
*	Varonis Systems Inc.	2,326,154	92,930
*	Cloudflare Inc. Class A	330,722	92,265
*	Semtech Corp.	767,314	90,405
*	Q2 Holdings Inc.	1,364,825	83,077
	MKS Inc.	266,755	79,346
*	Lumentum Holdings Inc.	109,824	78,408
*	FormFactor Inc.	682,709	72,504
*	MongoDB Inc.	207,139	69,905
	AIXTRON SE	1,625,508	68,566
*	Snowflake Inc.	215,111	63,088
*	TTM Technologies Inc.	257,174	29,688

		Shares	Market Value ($000)
*	Monday.com Ltd.	331,487	28,889
*	Datadog Inc. Class A	105,951	28,392
*,1	Ondas Inc.	3,349,724	25,089
			902,552
Utilities (2.9%)
*	Talen Energy Corp.	195,305	65,251
	NRG Energy Inc.	103,515	13,901
			79,152
Total Common Stocks (Cost $2,675,812)			2,650,395
Temporary Cash Investments (2.7%)
Money Market Fund (2.7%)
[2,3]	Vanguard Market Liquidity Fund, 3.718% (Cost $73,585)	735,923	73,585
Total Investments (101.1%) (Cost $2,749,397)			2,723,980
Other Assets and Liabilities—Net (-1.1%)			(30,373)
Net Assets (100%)			2,693,607
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $26,606.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $28,098 was received for securities on loan.
A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
The fund had no open futures contracts at July 31, 2026.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2026, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.